UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2018

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36150	33-0344842
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place

San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 203-4100

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Securities Purchase Agreement

On June 13, 2018, Sorrento Therapeutics, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Securities Purchase Agreement (the “Agreement”), dated as of March 26, 2018, by and among the Company and the purchasers identified on Schedule A thereto (the “Purchasers”).

The Agreement provided that, among other things, the Company would issue and sell to the Purchasers, in a private placement transaction (the “Private Placement”), (1) convertible promissory notes in an aggregate principal amount of $120,500,000 (the “Notes”), which would accrue simple interest at a rate equal to 5.0% per annum and mature upon the earlier to occur of (a) the date that is five years from the date of issuance, and (b) the date of the closing of a change in control of the Company (the “Maturity Date”), and (2) warrants (“Warrants”) to purchase 8,591,794 shares of the common stock of the Company (“Common Stock”).

Under the terms of the Amendment, the Company and the Purchasers agreed that the aggregate principal amount of the Notes was reduced to $37,848,750 and that the aggregate number of shares of Common Stock issuable upon exercise of the Warrants was reduced to 2,698,662, and agreed to certain other adjustments to the threshold principal amount of the Notes required to remain outstanding in order for certain rights and obligations to apply to the Notes. The remaining terms of the Notes and the Warrants, as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 27, 2018, remain unchanged.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Amendment filed herewith as Exhibit 10.1.

Closing of Private Placement Pursuant to Securities Purchase Agreement

On June 13, 2018, pursuant to the Agreement, as amended by the Amendment (as so amended, the “Amended Agreement”), the Company issued and sold to the Purchasers, in the Private Placement (1) Notes in an aggregate principal amount of $37,848,750, and (2) Warrants to purchase an aggregate of 2,698,662 shares of Common Stock.

At any time and from time to time before the Maturity Date, each Purchaser shall have the option to convert any portion of the outstanding principal amount of such Purchaser’s Note that is equal to or greater than the lesser of: (1) $4,000,000, and (2) the then-outstanding principal amount of such Purchaser’s Note into shares of Common Stock at a price per share of $7.0125, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions. Accrued but unpaid interest on the Notes shall be paid in cash semi-annually in arrears on or prior to the 30th day of June and 31st day of December of each calendar year commencing with December 31, 2018. If a Purchaser elects to convert any of the principal amount of their Note, then all accrued but unpaid interest on such portion of the principal amount shall become due and payable in cash. The Notes contain restrictive covenants and event of default provisions that are customary for transactions of this type.

Each Warrant has an exercise price of $8.77 per share, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions, will become exercisable on December 11, 2018, has a term of five and a half years and is exercisable on a cash basis, unless there is not an effective registration statement covering the resale of the shares issuable upon exercise of the Warrants (the “Warrant Shares”), in which case the Warrants shall also be exercisable on a cashless exercise basis.

In connection with the Private Placement, on June 13, 2018, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company agreed to prepare and file one or more registration statements with the SEC for the purpose of registering for resale the shares of Common Stock issuable upon conversion of the Notes (the “Note Shares”) and the Warrant Shares. Under the Registration Rights Agreement, the Company agreed to file a registration statement with the SEC registering all of the Note Shares and the Warrant Shares for resale by no later than July 27, 2018.

The foregoing summaries of the Amended Agreement, the Notes, the Warrants and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the copy of the Agreement that was filed as Exhibit 10.1 to the Current Report on Form 8-K that the Company filed with the SEC on March 27, 2018, the copy of the Amendment filed herewith as Exhibit 10.1 and the copies of the form of Note, the form of Warrant and the Registration Rights Agreement that are filed herewith as Exhibit 4.1, 4.2 and 4.3, respectively.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Closing of Private Placement Pursuant to Securities Purchase Agreement” is incorporated herein by reference into this Item 2.03 in its entirety.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The Notes, the Warrants, the Note Shares and the Warrant Shares (collectively, the “Securities”) were offered and sold to the Purchasers on June 13, 2018 in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. Each of the Purchasers represented that such Purchaser was an “accredited investor,” as defined in Regulation D, and was acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities have not been registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, notes, warrants or any other securities of the Company.

Item 7.01. Regulation FD Disclosure.

On June 14, 2018, Henry Ji, Ph.D., the Chairman and CEO of the Company, provided a corporate update to the Company’s stockholders, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01. Other Information.

As of June 12, 2018, the Company had 115,495,703 shares of Common Stock outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Convertible Promissory Note issued to investors pursuant to the Securities Purchase Agreement, dated as of June 13, 2018, by and among Sorrento Therapeutics, Inc. and the purchasers identified on Schedule A thereto.
4.2	Form of Common Stock Purchase Warrant issued to investors pursuant to the Securities Purchase Agreement, dated as of June 13, 2018, by and among Sorrento Therapeutics, Inc. and the purchasers identified on Schedule A thereto.
4.3	Registration Rights Agreement, dated June 13, 2018, by and among Sorrento Therapeutics, Inc. and the purchasers identified on Schedule A thereto.
10.1	Amendment No. 1 to Securities Purchase Agreement, effective June 13, 2018, by and among Sorrento Therapeutics, Inc. and the purchasers set forth on the signature pages thereto.
99.1	Corporate update to stockholders, dated June 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: June 14, 2018	By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: Chairman of the Board, President and Chief Executive Officer